UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 28, 2023

SAN DIEGO GAS & ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

California	1-03779	95-1184800
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8330 Century Park Court, San Diego, California	92123
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 28, 2023, Sempra Energy, of which San Diego Gas & Electric Company is a consolidated subsidiary, issued a press release announcing consolidated financial results for the three months and year ended December 31, 2022. A copy of Sempra Energy’s press release is attached hereto as Exhibit 99.1. Sempra Energy’s Statements of Operations Data by Segment for the three months and years ended December 31, 2022 and 2021 is attached hereto as Exhibit 99.2.

The Sempra Energy financial information contained in the press release includes, on a consolidated basis, information regarding San Diego Gas & Electric Company’s results of operations and financial condition.

The information furnished in this Item 2.02 and in Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing of San Diego Gas & Electric Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	February 28, 2023 Sempra Energy News Release (including tables).
99.2	Sempra Energy’s Statements of Operations Data by Segment for the three months and years ended December 31, 2022 and 2021.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAN DIEGO GAS & ELECTRIC COMPANY,
(Registrant)

Date: February 28, 2023	By: /s/ Valerie A. Bille
Valerie A. Bille Vice President, Controller and Chief Accounting Officer